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                                                                      Exhibit 25

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

101 California Street, Floor 38
San Francisco, California                                                 94111
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                              GREIF BROS. CORPORATION
               (Exact name of obligor as specified in its charter)


           DELAWARE                                           31-4388903
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification No.)

425 Wynter Road
Delaware, OH                                                      43015
(Address of principal executive offices)                        (Zip Code)

                                 DEBT SECURITIES
                       (Title of the indenture securities)
                    8.875% Senior Subordinated Notes Due 2012

           ----------------------------------------------------------


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Item 1.                                                     General Information.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with Obligor.

     If the Obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16.  List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility.

     Exhibit 1.    Articles of Association of the Trustee as Now in Effect
                  (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 2.   Certificate of Authority of the Trustee to Commence
                  Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

     Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

     Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 5.   Not Applicable

     Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

     Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.   Not Applicable

     Exhibit 9.   Not Applicable

                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the 25th day of September, 2002.

                                J. P. Morgan Trust Company, National Association


                                      By /s/:Elaine D. Renn
                                        -----------------------------------
                                         Elaine D. Renn
                                         Vice President

                                       3

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Exhibit 7.          Report of Condition of the Trustee.
--------------------------------------------------------------------------------


Consolidated Report of Condition of J.P. Morgan Trust Company, N.A., (formerly
                                    ------------------------------------------
Chase Manhattan Bank and Trust Company, N.A.)
---------------------------------------------
                                               (Legal Title)

Located at    1800 Century Park East, Ste. 400      Los Angeles,     CA    90067
--------------------------------------------------------------------------------
                  (Street)                             (City)      (State) (Zip)

as of close of business on        June  30, 2002
                            -----------------------------

================================================================================
================================================================================
ASSETS DOLLAR AMOUNTS IN THOUSANDS

                      J. P. Morgan Trust Company, National
                                   Association

                             Statement of Condition


                                  June 30, 2002

                                                                ($000)
                                                                ------

           Assets

              Cash and Due From Banks                          $ 48,241

              Securities                                        213,214

              Loans and Leases                                    2,007

              Premises and Fixed Assets                           5,560

              Intangible Assets                                 157,661

 .                                      4

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             Other Assets                                       25,985
                                                       ----------------

                Total Assets                                 $ 452,668
                                                       ================


          Liabilities

             Deposits                                        $ 106,894
             Other Liabilities                                  43,589
                                                       ----------------

                Total Liabilities                              150,483

          Equity Capital

             Common Stock                                          600

             Surplus                                           277,264

             Retained Earnings                                  24,321
                                                       ----------------

                Total Equity Capital                           302,185
                                                       ----------------

                Total Liabilities and Equity Capital         $ 452,668
                                                       ================

                                       5